POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Schering-Plough Corporation, a New Jersey corporation (herein called the "Corporation"), does hereby constitute and appoint William J. Silbey, Thomas H. Kelly and Benjamin Croce, or any of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under said Act of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1998 (herein called the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Form 10-K and/or to any amendment of the Form 10-K and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 23rd day of February, 1999.


/s/ Richard Jay Kogan_____________	/s/ Jack L. Wyszomierski
Richard Jay Kogan, Chairman and	       Jack L. Wyszomierski, Executive
Chief Executive Officer; Director      Vice President and Chief
                                       Financial Officer


/s/ Thomas H. Kelly______________ /s/ H. Barclay Morley___________
Thomas H. Kelly, Vice President       H. Barclay Morley
and Controller; Principal	            Director
Accounting Officer


/s/ Hans W. Becherer_________     /s/ Carl E. Mundy, Jr.

Hans W. Becherer                      Carl E. Mundy, Jr.
Director                                Director


/s/ Raul E. Cesan____________     /s/ Richard de J. Osborne_______
Raul E. Cesan                         Richard de J. Osborne
Director	                             Director


/s/ Hugh A. D'Andrade_____________/s/ Patricia F. Russo___________
Hugh A. D'Andrade                     Patricia F. Russo
Director	                             Director


/s/ David C. Garfield___________ /s/ William A. Schreyer_________
David C. Garfield	                   William A. Schreyer
Director                                 Director


/s/ Regina E. Herzlinger________ /s/ Robert F. W. van Oordt______
Regina E. Herzlinger                 Robert F. W. van Oordt
Director	                            Director


/s/ Robert P. Luciano_____________/s/ James Wood__________________
Robert P. Luciano                     James Wood
Director                               Director


/s/ Donald L. Miller
Donald L. Miller
Director